GROUP AND INDIVIDUAL FLEXIBLE PREMIUM

VARIABLE LIFE INSURANCE POLICIES

ISSUED BY

PARAGON LIFE INSURANCE COMPANY

190 Carondelet Plaza

St. Louis, MO 63105

(314) 862-2211

Supplement dated March 21, 2006

to

Prospectus dated April 29, 2005

This supplement contains additional information and should be read and maintained with the prospectus identified above.

Effective immediately, the following Automatic Investment Strategies will be available to all policyholders. The automated transfers under these investment strategies will not count towards market timing constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.

You may elect either the Dollar Cost Averaging strategy or the Annual Automatic Portfolio Rebalancing strategy. You cannot participate in both strategies at the same time. However, either strategy may be discontinued at any time.

Dollar Cost Averaging

Allows you to automatically transfer a predetermined amount of money from the Money Market Portfolio to a number of available investment funding options. Based on the elected investment distribution for this investment strategy, Dollar Cost Averaging occurs after the close of business on each monthly anniversary or after close of business on the next business day following each monthly anniversary should your monthly anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The Money Market account value must be greater than or equal to $1000.00. The minimum total monthly transfer amount must be greater than or equal to $100.00.

Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.

Annual Automatic Portfolio Rebalancing

Allows you to automatically reallocate your cash value among the elected investment funding options to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Plan anniversary or after the close of business on the next business day following your Plan anniversary should your Plan anniversary fall on a non-business day (holiday or weekend).

Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.

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